Corporate Presentation November 2024 NYSE AMERICAN: CATX

This presentation contains forward-looking statements within the meaning of the United States Private Securities Litigation Reform Act of 1995. Statements in this presentation that are not statements of historical fact are forward-looking statements. Words such as “may,” “will,” “should,” “expect,” “plan,” “anticipate,” “could,” “intend,” “target,” “project,” “estimate,” “believe,” “predict,” “potential” or “continue” or the negative of these terms or other similar expressions are intended to identify forward-looking statements, though not all forward-looking statements contain these identifying words. Forward-looking statements in this presentation include statements concerning, among other things, the Company's clinical development plans and the expected timing thereof; the expected timing for availability and release of data; the Company’s timing and expectations regarding regulatory communications, submissions and approvals; expectations regarding the potential market opportunities for the Company’s product candidates; the Company’s expected cash runway; the potential functionality, capabilities and benefits of the Company’s product candidates; the potential size of the commercial market for the Company’s product candidates; the Company’s expectations, beliefs, intentions, and strategies regarding the future; and other statements that are not historical fact. The Company may not actually achieve the plans, intentions or expectations disclosed in the forward-looking statements and you should not place undue reliance on the forward-looking statements. These forward-looking statements involve risks and uncertainties that could cause the Company’s actual results to differ materially from the results described in or implied by the forward-looking statements, including, without limitation, the potential that regulatory authorities may not grant or may delay approval for the Company’s product candidates; uncertainties and delays relating to the design, enrollment, completion and results of clinical trials; unanticipated costs and expenses; early clinical trials may not be indicative of the results in later clinical trials; clinical trial results may not support regulatory approval or further development in a specified indication or at all; actions or advice of regulatory authorities may affect the design, initiation, timing, continuation and/or progress of clinical trials or result in the need for additional clinical trials; the Company may not be able to maintain regulatory approval for the Company’s product candidates; delays, interruptions or failures in the manufacture and supply of the Company’s product candidates; the size and growth potential of the markets for the Company’s product candidates, and the Company’s ability to service those markets; the Company’s cash and cash equivalents may not be sufficient to support its operating plan for as long as anticipated; the Company’s expectations, projections and estimates regarding expenses, future revenue, capital requirements and the availability of and the need for additional financing; the Company’s ability to obtain additional funding to support its clinical development programs; the availability or potential availability of alternative products or treatments for conditions targeted by the Company that could affect the availability or commercial potential of its product candidates; the ability of the Company to manage growth; whether the Company can maintain its key employees; whether there is sufficient training and use of the Company’s products and product candidates; the market acceptance and recognition of the Company’s products and product candidates; the Company’s ability to maintain and enforce its intellectual property rights; whether the Company can maintain its therapeutic isotope supply agreement with the DOE; whether the Company will continue to comply with the procedures and regulatory requirements mandated by the FDA for additional trials, Phase 1 and 2 approvals, Fast Track approvals, and 510(k) approval and reimbursement codes; and any changes in applicable laws and regulations. Other factors that may cause the Company’s actual results to differ materially from those expressed or implied in the forward-looking statements in this presentation are described under the heading “Risk Factors” in the Company’s most recent Annual Report on Form 10-K and the Company’s most recent Quarterly Report on Form 10-Q, each filed with the Securities and Exchange Commission (the “SEC”), in the Company’s other filings with the SEC, and in the Company’s future reports to be filed with the SEC and available at www.sec.gov. Forward-looking statements contained in this presentation are made as of this date, and the Company undertakes no duty to update such information whether as a result of new information, future events or otherwise, except as required under applicable law. Legal Disclaimers

Multiple expected near-term readouts and milestones through to 2025 Proprietary chelator-based peptide targeting platform provides engine for pipeline expansion Developing the Next Generation of Targeted Radiopharmaceutical Therapies (RPT) Key Differentiators Enable an Expanded Therapeutic Window and De-risked Manufacturing and Development Multiple Clinical Products Proprietary Chelator / Linker Well-Capitalized and Strategically Positioned Manufacturing Lead-based Therapeutics Robust clinical pipeline consisting of three clinical-stage programs Multiple expected near-term readouts and milestones through to 2025 Experienced in-house discovery group Shorter half-life of lead-212 maximizes efficacy while minimizing safety risks Combination of lead-203 imaging with lead-212 therapy de-risks development Proprietary chelator-based peptide targeting platform provides engine for pipeline expansion Targeting mechanism maximizes therapeutic effects while minimizing off-target toxicities Lead-212 is available on demand via central thorium-228 storage, which naturally decays into lead-212 Decentralized manufacturing network leveraging existing radiopharmacy logistics Cash balance of ~$267.8mm expected to provide funding into mid 20261 Leadership team with deep experience in radiopharma development and manufacturing Perspective Therapeutics is a fully integrated, next-generation radiopharmaceutical company focused on delivering targeted alpha particle therapies across a broad range of cancers with high unmet need 1As of filing date of Company’s 3Q 2024 Form 10-Q, based on cash, cash equivalents and short-term investments as of September 30, 2024

Deeply Experienced Management Team in RPT & Oncology Drug Development Michael Schultz, PHD Chief Science Officer Thijs Spoor Chief Executive Officer Jonathan Hunt Chief Financial Officer Markus Puhlmann, MD MBA Chief Medical Officer Frances Johnson, MD Chief Innovation Officer Amos Hedt Chief Business Strategy Officer 20+ years of expertise in biotechnology companies; public and private companies; oncology and nuclear pharmacy 20+ years of oncology drug development across all phases, experience coordinating multiple regulatory filings 20+ years industry and research experience in radiopharmaceuticals; co-founder Viewpoint MT & inventor of Perspective products 20+ years of expertise in financial controls and public accounting for large and small companies across multiple industries 20+ years in clinical trials execution, managing academic research programs, founder and start-up of CareDx, Inc and Viewpoint MT 20+ years of expertise in early-stage pharmaceutical and biotech drug development; 10+ years in radiopharmaceuticals

Despite multiple treatment modalities, cancer remains the 2nd leading cause of death in the US1 Targeted therapies e.g., TKIs, mAbs Surgery Bone marrow transplantation External beam radiation Chemotherapy Immunotherapy Hormone therapy Antibody-drug conjugates Radiopharmaceuticals Physical removal or destruction of tumors 1U.S. Centers for Disease Control and Prevention; 2Bryant et al, Cancer Epidemiol Biomarkers Prev (2017), DOI: 10.1158/1055-9965.EPI-16-1023; 3Wilson et al, The Lancet Oncology (2019), DOI: 10.1016/S1470-2045(19)30163-9 Systemic treatments Radiopharmaceutical Therapy Poised to Revolutionize Oncology Treatment Technology Developments Enable Higher Potency Payloads with Cancer-Specific Targeting “Next Generation Therapies” combining cytotoxicity with cancer-specific targeting Radiopharmaceuticals Targeted molecules deliver radioactive isotopes to cancer Therapeutic window: limited by radiation dose to healthy tissues The number of U.S. cancer survivors treated with radiation is estimated to be 4.2 million in 20302 ADCs Antibody-based targeting delivers chemotherapy to cancer Therapeutic window: limited by unstable linker/toxin The number of patients in high income countries treated with chemotherapy drugs is estimated to be 4.7 million per year in 20403

Molecular imaging companion diagnostics enable visualization of the therapeutic target Enables the selection of patients who may best respond to therapy Perspective’s elementally matched isotopes are paired for imaging and therapy Radioligands can precisely deliver radiation directly to cancer cells reducing off-target effects Proven pillar of cancer treatment Perspective’s platform technology is optimized for greater efficacy and fewer side effects Radiopharmaceutical theranostic product development is highly-specialized and technical Greater expertise needed than for standard medicines potentially creating higher barriers to entry Perspective aims to develop patent-protected and best-in-class intellectual property Ability for both monotherapy and combination treatments Potential synergies with DNA damage response and immune checkpoint inhibitors Perspective’s targeted alpha therapy delivers potent and immunostimulatory radiation to tumor Modern medical isotopes enable radiopharmaceuticals to be administered outside of hospitals Treatments are easily-accessible globally with several hundred therapeutic locations in the U.S alone Perspective’s short half-life isotopes simplify patient administration and waste management Molecularly Targeted Radiation Optimized Patient Selection Monotherapy Activity and Combination Synergies Outpatient Friendly Unique Business Opportunity Radiopharmaceuticals are a Pillar of Oncology Treatment Unique Mechanism of Action Offers Pan-Cancer Opportunities

Targeting Peptide Engineered for cancer-specific receptors to ensure highly directed uptake Linker Selected to assist peptide binding and optimize clearance from blood and healthy tissues Isotope 203Pb for SPECT imaging Chelator Perspective’s proprietary platform technology enabling stable radiolabeling with Pb isotopes or 212Pb for alpha particle therapy Perspective’s Radiopharmaceutical Optimization Process Unique Payload Delivery Technology Offers Pan-Cancer Opportunities

Construct Target Disease Discovery Human Clinical Imaging First in Human Therapy Phase 1/2 Phase 3 Key Milestones VMT-⍺-NET Neuroendocrine cancers         For Neuroendocrine Tumors: Late 2024: Preliminary Cohort 1/2 Data Update Late 2025: Preliminary Expansion Cohort Update Other SSTR2 expressing tumors       VMT01/02 Melanoma (MC1R imaging & therapy)       Late 2024: Preliminary Cohort 1/2 Data Update Late 2025: Preliminary Open ICI Combo Cohort Data Update PSV359 (FAP) Multiple solid tumors Late 2024: IND Filing Early 2025: Open FIH PSV40X (Small Molecule) Prostate (PSMA imaging & therapy)   Other Programs (Novel Peptides) Solid and hematological tumors Pre-targeting Platform Antibodies & Proteins Multiple solid and hematological tumors   Monotherapy Broad Proprietary Pipeline Three Lead Programs in Clinic and Discovery Engine Combination with Nivolumab

1 Investigator led research in India in patients with neuroendocrine tumor and medullary thyroid carcinomas. 2 RP2D = recommended Phase 2 dose; ICI = immune check point inhibitor. Program Target Tumor Types Nominate Candidate IND Filing Initiate Cohort 1 Enrolled Cohort 2 Preliminary Update RP2D2 Status Key future milestones & expected timelines VMT-α-NET SSTR2 Neuro-endocrine Tumors      Update to timing expected late 2024 Cohorts 1&2 Duration of results: 2025 Cohort 3: Pending FDA interaction VMT01/ VMT02 MC1R Metastatic Melanoma      Society of Melanoma Research 2024 ICI combo study with nivolumab results expected 2025 Cohorts 1&2 Duration of results: 2025 Combination cohorts Initial dosing: 2H 2024 Initial results: 2025 PSV359 FAP-α Multiple solid tumors  Expected late 2024 Expected 2025 Various Discovery Programs PSMA Prostate Expected late 2024 Undisclosed Breast Undisclosed Lung North American Neuroendocrine Tumor Society (NANETS) 2024 Delivering Momentum Across Solid Tumor Programs Platform for consistent generation and development of new assets

1Company estimates and assumptions based on current literature and known physical constants Lead (212Pb) Iodine (131I) Lutetium (177Lu) Actinium (225Ac) Implication1 Emission Profile Alpha Beta Beta Alpha Potent Half Life 0.46 days 8 days 6.7 days 10 days High dose-rate Off Target Toxicity Risk Low Very high Low High Best Supply High High Low Low Abundant Cost of Production Low Low High High High margin With a much higher atomic mass, alpha (α) particles generate more energy and travel a shorter distance compared to beta (β) particles, making them more cytotoxic, while reducing their off-targeting effects on healthy tissue Alpha radiation causes direct lethal double-stranded DNA breaks, vs indirect single-stranded breaks in beta (β) radiation Cell death expected – NO resistance Greater therapeutic efficacy expected to improve outcomes with better safety Lead-212 (212Pb): The Optimal Therapeutic Isotope Alpha Particles Provide Numerous Benefits Over Currently Used Beta Particle Radiotherapies

1”Pb-Specific Chelator”; 2Mirzadeh et al., Radiochimica Acta, 1993 Generic chelators have not been optimized for Pb isotopes, potentially compromising safety, efficacy and manufacturing efficiency Commercially Available Perspective’s Chelator Perspective’s Proprietary Chelator: Designed specifically for Pb isotopes Optimized for rapid renal clearance through neutralized formal charge Improves radiolabeling, receptor binding & internalization Generic chelators leak the 212Bi alpha-emitting daughter up to 36%2 Chelator Optimized for 212/203Pb Perspective’s Enabling Technology for Pb-based Radiopharmaceuticals DOTA NET 2- TCMC NET 2+ PSC1 NET 0

Pb-based Theranostics Enable Both Diagnosis and Targeted Treatment of Cancer Identical Distribution of 203Pb and 212Pb for Imaging and Treatment, Respectively Unpublished Company data

Neuroendocrine Tumors: VMT-⍺-NET Targeting the somatostatin receptor to treat rare neuroendocrine-type cancers

Image Panel: Whole body SPECT scan of NETs patient imaged with [203Pb]VMT-𝛼-NET Initiated therapy (2022) investigator led study in India – data on 13 patients presented at SNMMI in June 2024 Fast Track Designation for first line therapy received October 2022 Therapeutic trial in PRRT naïve setting currently recruiting throughout the US US Phase 1 study in PRRT refractory patients recruiting at the University of Iowa VMT-⍺-NET will potentially expand into this population as well as PRRT naïve patients Targeting somatostatin receptor type 2 (SSTR2) for the imaging and treatment of neuroendocrine tumors with possible expansion into other SSTR2+ tumor types Neuroendocrine Tumors: VMT-⍺-NET Targeting the Somatostatin Receptor to Treat Neuroendocrine and Other Cancers Neuroendocrine tumors (NETs) Neuroendocrine cells are specialized cells that secrete hormones and other bioactive substances Neuroendocrine cells are found throughout the body Often grow in the pancreas or other areas of the gut, such as the stomach, small intestine, rectum, colon or appendix SSTR2 is expressed widely in various tumors Small cell lung cancer Breast cancer Meningioma Nasopharyngeal carcinoma Thyroid cancer Merkel cell carcinoma Neuroblastoma

SSTR2 tumor model demonstrates superiority of VMT-𝛼-NET to generic compounds 8-fold improved tumor uptake with decreased kidney retention Key Takeaways vs Generic Compounds Generic 203Pb-DOTATOC Proprietary 203Pb-VMT-α-NET Tumor Kidneys Drug Administered [212Pb]VMT-α-NET (1 x 120 µCi) Vehicle [212Pb]VMT-α-NET (4 x 30 µCi) [177Lu] DOTATATE (3 x 500 µCi) Standard of Care Superior Efficacy with Single Dose or Multiple Administrations in AR42J SSTR2-Expressing Tumor Shows Significant Improvement vs Standard of Care in Preclinical Models Preclinical Studies: Decreased Off-Target Toxicity, Increased Tumor Uptake and Retention Perspective’s Platform Demonstrates Superior Therapeutic Window: VMT-⍺-NET In House Discovery Capabilities Deliver Differentiated Molecules Lee D, et al. Eur J Nucl Med Mol Imaging. 2024;51(4):1147-1162. doi:10.1007/s00259-023-06494-9

Tumors visible within 1 hour indicates rapid binding to SSTR2 target High intensity above background implies excellent therapeutic window Unbound drug in bladder within 1 hour for excretion Low renal retention due to neutral charge on proprietary Pb-specific chelator 21 hours Rapid Tumor Targeting and Renal Clearance 1 hour High Tumor Retention 203Pb SPECT Imaging Reveals Favorable VMT-α-NET Properties1 1Muller et al., Clin. Nucl. Med. 2023

Both 203Pb and 212Pb can be imaged directly using SPECT SPECT/CT shows very rapid tumor uptake and retention of [212Pb]VMT-α-NET After 24 hours more than 80% of alpha particles will be generated This high alpha dose rate is ideally matched to the biological clearance of the VMT-α-NET peptide 203Pb SPECT/CT Imaging1 Pt#001 212Pb SPECT/CT Imaging2 Pt#009 1.5 hrs SPECT/CT 22 hrs SPECT/CT 19.5 hrs SPECT/CT 2.5 hrs SPECT/CT 1Muller et al., Clin. Nucl. Med. 2023; 2Michler et al., EJNMMI 2023 212Pb SPECT/CT Imaging Confirms VMT-α-NET Tumor Uptake Diagnostic and Therapeutic Show Same Uptake and Retention Characteristics PET/CT PET/CT

Tumor Before Treatment Tumor After 1 Dose Significant Response After Single Dose of [212Pb]VMT-⍺-NET Metastatic NET Pancreas with Adrenal Crisis – Maximum Intensity Projection (MIP) 68Ga-DOTA-NOC PET images at base line and post 1st dose of [212Pb]VMT-α-NET MIP suggesting strong reduction of intensity (thoracic lesions) and decreasing tumor volume (Partial Response) Fortis Memorial research institute (FMRI), Gurugram, India

1 Serum Adrenocorticotropic Hormone Fortis Memorial research institute (FMRI), Gurugram, India (S.ACTH)1– 790 pg/ml S.ACTH – 96 pg/ml Tumor Before Treatment Tumor After 1 Dose Tumor After 3 Doses Significant Response After Single Dose, Almost Complete Response After 3 Doses Metastatic NET Pancreas with Adrenal Crisis

Status as of Data-Cut Off Date Patients with prior lines of therapy, late-stage, anatomically different NETs (mean age: 51 years; 6 females) 13 patients administered [212Pb]VMT-⍺-NET 6/13 patients continuing on therapy 2 patients completed all 6 treatments 45 total [212Pb] VMT-α-NET doses administered as of data cut-off date Response Interim Overall Response Rate (ORR) seen in 10/13 (76.9%) Partial Response Rate 8/13 (61.5%) Unconfirmed Partial Response 2/13 (15.4%) Treating Physician: Dr. Ishita B Sen Director & Head Dept. of Nuclear Med. & Molecular Imaging Fortis Memorial Research Institute, Gurgaon, India Safety 5 fatal adverse events have been reported as of data cut-off date Death from underlying disease/progressive disease (N=4), sudden cardiac arrest (n=1) (Non-Fatal) Myelodysplastic Syndrome (n=1) , no causal relationship found. Subject BCR-ABL1 gene positive. On Imatinib maintenance, remains well No other substantial high grade hematological toxicity Alopecia is moderate and transient and appears to be related to SSTR expression in the hair follicles. Dysphagia is moderate and transient, etiology uncertain Clinical Investigation of [212Pb]VMT-⍺-NET in Metastatic SSTR2+ Patients Results as of May 31, 2024 for Ongoing Investigation in India Dr Ishita Sen, Fortis Memorial research institute (FMRI), Gurugram, India. Presented at SNMMI 2024 20

Dr Ishita Sen, Fortis Memorial research institute (FMRI), Gurugram, India. Presented at SNMMI 2024

Trial Design: [212Pb]VMT-α-NET mTPI-2 Phase 1/2a For Neuroendocrine Tumors PRRT = peptide receptor radionuclide therapy | mTPI-2: Modified toxicity probability index For additional details regarding trial parameters, including criteria for patient selection, please refer to slide 68 or https://clinicaltrials.gov/study/NCT05636618 Trial Parameters Escalation Stage Population Key Study Features Study Endpoints Advanced/unresectable or metastatic NETs Progressive disease on prior therapy PRRT naïve FDA approved SSTR2 PET/CT avid disease Bayesian mTPI-2 design based on iterative toxicity probability monitoring Dosimetry to be assessed during screening period for cohorts 1 & 2 using 5-7 mCi [203Pb]VMT-α-NET Primary: to measure incidence of DLTs following a single administration of [212Pb]VMT-α-NET in order to determine the MTD and/or MFD, and RP2D Secondary / exploratory: ORR, DOR, PFS, OS by RECIST v1.1 Using dosimetry, estimate selected organ and whole body absorbed radiation doses for [212Pb]VMT-α-NET Expansion Cohort [212Pb]VMT-⍺-NET RP2D mCi x 4 Escalation phase Expansion phase Expansion into non-NET indications (eg SCLC) also possible Recommended Phase 2 Dose Recruitment Complete Cohort 1 [212Pb]VMT-⍺-NET n = 2   /   2.5 mCi x 4 Recruited Cohort 2 [212Pb]VMT-⍺-NET n = 7 / 5 mCi x 4 Cohort 3 [212Pb]VMT-⍺-NET n = 3 – 8 / 7.5 mCi x 4 Cohort 4 [212Pb]VMT-⍺-NET n = 3 – 8 / 10 mCi x 4 Intermediate doses or de-escalation possible for Cohort 2 – 4 Added slots: total of up to 47

Melanoma Program: VMT01/02 Using the melanocortin receptor MC1R to target melanoma for imaging and therapy

Image: Whole body PET scan of a metastatic melanoma patient using VMT02; 1SEER*Explorer: Surveillance Research Program, National Cancer Institute; 2024 Apr 17. cited 2024 Sep 25; 2Su DG, et al. Melanocortin-1 Receptor Expression as a Marker of Progression in Melanoma. JCO Precis Oncol. 2024;8:e2300702. doi:10.1200/PO.23.00702. US Therapeutic Dose Finding Trial recruiting currently throughout the US Fast Track Designation received September 2024 Preclinical data shows synergistic effect with Immune Checkpoint Inhibitors VMT01/ICI combination cohort open for recruitment Phase 1 imaging study at Mayo Clinic Rochester indicates feasibility of patient selection using [203Pb]VMT01 and [68Ga]VMT02  Targeting melanocortin 1 receptor (MC1R) which is overexpressed in melanoma Melanoma Program: VMT01/02 Using the melanocortin receptor MC1R to target melanoma for imaging and therapy [212Pb]VMT01 target indication: MC1R-positive melanoma Significant unmet need in the U.S.1: ~100K new diagnoses annually ~8,000 people die from melanoma every year Treatment depends on the stage of tumor Approaches may include surgery, radiation, chemotherapy and immunotherapy 50% 1-year survival rate for metastatic melanoma High MC1R expression more common in advanced melanoma2 Advanced stages of disease occurs throughout the body requiring aggressive systemic treatment

Abbreviations: APC, antigen-presenting cell; DAMPs, damage-associated molecular patterns; dsDNA, double-stranded DNA; RPT, radiopharmaceutical therapy. Adapted from Pouget JP, Chan TA, Galluzzi L, Constanzo J. Radiopharmaceuticals as combinatorial partners for immune checkpoint inhibitors. Trends Cancer. 2023 Nov;9(11):968-981. doi: 10.1016/j.trecan.2023.07.014. Epub 2023 Aug 21. PMID: 37612188; PMCID: PMC11311210. RPT injection Targeting peptide 212Pb isotope 1. Targeted cell death RPT binds to receptors on cancer cells and releases α particles, resulting in double-stranded DNA breaks, cell membrane and organelle disruption in the bound cell and neighboring cells. 2. Bystander effect Dying cancer cells release DAMPs, causing nearby cells to die as well. 3. Immune activation Dying cancer cells release neoantigens, which are taken up by APCs. APCs activate T cells which further attack cancer cells and can convert into memory T cells, providing a durable and widespread response throughout the body. α radiation dsDNA breaks; repair mechanisms overwhelmed Neoantigens Tumor Dying cancer cell DAMPs Cancer cell APC Naïve T cell Naïve T cell Memory T cell Active T cell Cytokines Vaccine-like effect Cytoreductive Immunostimulatory Proposed Mechanism of Action for [212Pb]VMT01 Multiple overlapping mechanisms drive tumor cell death and immune response

1. Rodman et al., International Symposium on Radiopharmaceutical Sciences iSRS 2023, 22-26 May 2023, Honolulu, Hawaii. In C57Bl6 albino mice inoculated with B16.F10 allograft tumors, treatment with [212Pb]VMT01 monotherapy shows increasing efficacy with higher doses (left). When combined with immune checkpoint inhibition lower doses of [212Pb]VMT01 show increased efficacy (right). Doses roughly translate to 10 Gy, 20 Gy, and 30 Gy delivered to the tumor, respectively.1 Monotherapy [212Pb]VMT01 Combination Therapy [212Pb]VMT01 + ICIs Combination [212Pb]VMT01 with Immune Checkpoint Inhibitors Lower radiation dose shows superior efficacy in preclinical combination with ICIs Cytoreductive Immunostimulatory

[68Ga]VMT02 PET Imaging in Patient with MC1R Positive Metastatic Melanoma Diagnostic Peptide Demonstrates Similar Uptake to FDG in Tumors 18F-FDG (Standard of Care) [68Ga]VMT02 Xiaowei Ma, M.D., Ph.D. Assoc. Prof. & Director Department of Nuclear Med. The Second Xiangya Hospital Central South University China Clinical Collaborator: Patient information: Male, Asian, 33 years old [68Ga]VMT02: 7 mCi injection, 45 min post-injection imaging

Key Takeaways High response rates in multiple tested models >70% complete and durable response when combined with PD1 immunotherapy in a model highly resistant to checkpoint inhibitors3 Combination with immune checkpoint inhibitors induced synergistic anti-tumor effect 1Li et al., Mol. Pharm., 2019; 2Li et al., Cancers, 2021 3 Unpublished data - Statistical analysis was performed by Log-rank (Mantel-Cox): *p<0.05, **p<0.01, ns: non-significant Immunodeficient human melanoma xenograft model – BRAF-positive1 Single dose VMT01 + BRAFi vs. BRAFi alone 0 0 Percent Survival Continuous Zelboraf Days 80 60 40 20 10 20 30 40 50 60 70 80 90 100 Control BRAFi 212Pb 𝛼-therapy + BRAFi Percent Survival Days 0 100 Immunocompetent mouse B16:F10 melanoma model2 Single dose VMT01 + dual ICIs vs dual ICI: (anti-CTLA4 + anti-PD1) Dual ICIs 212Pb 𝛼-therapy 212Pb 𝛼-therapy + dual ICIs Control 0 10 20 30 40 50 60 70 80 80 60 40 20 [212Pb]VMT01 in Combination: Synergistic Responses in Preclinical Studies Single dose of VMT01 in combination significantly arrested melanoma tumor growth and extended survival 0 0 Percent Survival Days 80 60 40 20 10 20 30 40 50 60 100 Immunocompetent mouse B16:F10 melanoma model3 Single dose VMT01 + anti-PD-1 ICI generated 71% complete response rate Clinical Collaboration Agreement with Bristol-Myers Squibb signed for OPDIVO® (nivolumab) supply

De-escalation for Cohort 3 onwards, possibility for intermediate doses 1mTPI-2: Modified toxicity probability index For additional details regarding trial parameters, including criteria for patient selection, please refer to slide 76 or https://clinicaltrials.gov/study/NCT05655312 Monotherapy Dose-finding Phase n ≈ 32 Recruitment Complete Cohort 1 [212Pb]VMT01 n = 3 / 3 mCi x 3 Recruitment Complete Cohort 2 [212Pb]VMT01 n = 7 / 5 mCi x 3 Trial Design: [212Pb]VMT01-T101 Phase 1/2a For Metastatic Melanoma Recruitment Open COMBO Cohort 5 [212Pb]VMT01/PD-1 N = 2 – 8 @ 1.5 mCi COMBO Cohort 6 [212Pb]VMT01/PD-1 N = 2 – 8 @ TBD mCi Combination Dose-finding Phase Recommended Phase 2 Dose Expansion Cohort [212Pb]VMT01 n ≈ 20 RP2D mCi x 3 Phase I Amendment: [212Pb]VMT01 in Combination with Nivolumab – Sequential Design Primary Objective: To determine the MTD/MFD of [212Pb]VMT01 (RP2D) in combination with PD-1 inhibitor (nivolumab) Imaging: [203Pb]VMT01 SPEC/CT Population: Enroll ~52 subjects Unresectable or metastatic MC1R-positive melanoma  After 1L SOC Therapeutic Dose: ≤ 3 mCi dose finding of [212Pb]VMT01 with fixed dosing every 8 weeks for up to 3 cycles Combination: Nivolumab 480 mg Q4W for up to 2 yrs Estimated Time to Primary Completion: ~18 months Design Methodology: Bayesian mTPI2 based on iterative toxicity probability monitoring Dosimetry: To be assessed using 15 - 25 mCi therapeutic surrogate [203Pb]VMT01 Monotherapy Cohort 3 [212Pb]VMT01 N = 2 – 8 @ 1.5 mCi x 3 Monotherapy Cohort 3 [212Pb]VMT01 N = 2 – 8 @ TBD mCi x 3

Pan Cancer Target: PSV359 Preclinical Efficacy and First in Human Images of Novel Peptide Targeting Fibroblast Activation Protein alpha (FAPɑ)

Image: Whole body SPECT image of osteosarcoma patient using [203Pb]PSV359 1Modified from EvaluatePharma® July 2020, Evaluate Ltd.; Surveillance, Epidemiology, and End Results (SEER) Program IND-enabling preclinical studies complete IND for US Therapeutic Dose Escalation Trial under preparation Preclinical data indicates superiority of therapeutic effect vs other FAP-targeted therapeutics First-in-human imaging with [203Pb]PSV359 in multiple tumor types indicates rapid uptake, tumor retention and fast clearance of and [68Ga]VMT02  Fibroblast Activation Protein alpha (FAP-a) is expressed in the tumor stoma of many epithelial cancers and on the cell surface of other tumor types Pan Cancer Program: PSV359 Novel Peptide Targeting Fibroblast Activation Protein alpha (FAP-ɑ) Potential [212Pb]PSV359 indications: FAP Expression on Tumor Stroma Non-Small Cell Lung Cancer Pancreatic Hepatocellular Carcinoma Colorectal Cancer Breast Cancer Ovarian Cancer Others FAP Expression on Tumor Cells Sarcoma Mesothelioma Others

Kratochwil et al., JNM, 2019 FAP is primarily expressed on tumor stroma cells, but also on some cancer cells Tumor stroma cells do not typically express cancer-specific markers like SSTR2 or MC1R Pan Cancer Program: PSV359 Fibroblast Activation Protein alpha (“FAP”) is a Pan Cancer Target

Compound 3-30 Compound 3-42 Compound 3-59 Fibroblast Activation Protein-targeted Novel Compound Development In-house peptide synthesis and in vivo capability allows rapid iteration and optimization of novel compounds Phage display screening Phage display followed by affinity maturation Bioconjugate chemistry and further optimization In vitro and in vivo binding assays identified lead candidates1 1World Molecular Imaging Congress 2024 abstract #82

1Perspective unpublished data; 2Zboralski et al., EJNMMI, 2022 Preclinical [212Pb]PSV359 Targeted Alpha Therapy1 [212Pb]PSV359 Demonstrates Preclinical Efficacy in Human Fibrosarcoma Model Compares favorably against other therapeutic products in development2 40-day results hFAP-HT1080 Fibrosarcoma Model – Expressing hFAP-a 90-day results Comparison against other FAP-targeted therapies in development indicates the promise of [212Pb]PSV359 in preclinical setting

[203Pb]PSV359 SPECT/CT Source: Cagle et al. European Association of Nuclear Medicine 2024, Presentation Number: OP-473 [203Pb]PSV359 Lesion in head of left humerus 1 hr 4 hr 18 hr 4 hr 18 hr FIH Imaging of [203Pb]PSV359 in Different Types of Cancers Patient 1 Chondroblastic Osteosarcoma

[203Pb]PSV359 [203Pb]PSV359 SPECT/CT 4 hr 18 hr 1 hr 4 hr 18 hr FIH Imaging of [203Pb]PSV359 in Different Types of Cancers Patient 2 Neuroendocrine Tumor Source: Cagle et al. European Association of Nuclear Medicine 2024, Presentation Number: OP-473

Lytic lesion in sacrum Lytic lesion in thoracic vertebra [203Pb]PSV359 [203Pb]PSV359 SPECT/CT 1 hr 4 hr 18 hr FIH Imaging of [203Pb]PSV359 in Different Types of Cancers Patient 3 Lung Adenocarcinoma Source: Cagle et al. European Association of Nuclear Medicine 2024, Presentation Number: OP-473

Prostate Cancer Program: PSV401 A differentiated PSMA-targeted radiohybrid molecule for dual PET imaging and targeted alpha therapy

1Johnson et al., RPT Interest Group June 7 2023 https://rrp.cancer.gov/working_groups/AlphaPET-RPT_Int_group_lecture.pdf Technology licensed from Mayo Clinic January 2024 IND-enabling studies underway First in human data to follow Has shown promise in reduction of salivary gland uptake in preclinical models of prostate cancer1 Combines two chelators with single targeting ligand to provide identical distribution of imaging and therapeutic agents PSMA is a clinically and commercially validated target for radioligand therapy Targeting ligand 64Cu 212Pb Therapeutic Diagnostic Linker Different Chelators Prostate Specific Membrane Antigen (PSMA) Prostate Cancer Program: PSV40X A Differentiated PSMA-targeted Dual-Chelator Molecule for PET Imaging and Targeted Alpha Therapy

Higher tumor accumulation/retention Significantly lower salivary gland uptake and retention Significantly lower kidney accumulation and retention Higher therapeutic window and reducing the potential for xerostomia that limits current PSMA-targeted prostate cancer radiopharmaceutical therapies PSV40X: Improved Preclinical Metrics for a Superior Therapeutic Window in Prostate Cancer PSV404 (designated NSN24901 by Mayo Clinic) shows promise in preclinical setting Comparison of Uptake of [68Ga]PSMA-11 and [64Cu]PSV404 (“NSN24901”) in Tumor, Kidney and Salivary Gland of LNCaP Tumor Athymic Nude Mice

Pre-Targeting Platform The Next Generation of Targeted Alpha Particle Radiopharmaceuticals

1 Administer cold modified monoclonal antibody or targeting protein 2 After several days, mAb will have accumulated on tumor and cleared from blood 3 Administer radiolabeled ligand 4 Ligand binds specifically to mAb and clears rapidly from circulation Radioligand on tumor Radioligand clears circulation rapidly Ligand binds only to modified mAb Pre-Targeting Platform Potential to Significantly Expand Therapeutic Window by Utilizing Different Kinetics of Proteins and Small Molecules1 Minutes Days 1Company’s pre-targeting platform currently in preclinical development

Manufacturing, Production and Logistics of 212Pb-labeled Therapeutics The Path to Commercial Supply

Naturally occurring in mining waste Also produced in industrial nuclear processes Can be made on demand if needed Isotope Source Other therapeutic isotopes require capital-intensive infrastructure and manufacturing processes (e.g. irradiation) Isotope Purification VMT-𝛼-GEN enables shipping of isotope and purification of 212Pb in one package VMT-𝛼-GEN 212Pb generator technology scales for commercial production Extremely pure isotope allows straight forward manufacturing process 10.5 hr half life of 212Pb allows for robust regional distribution of finished radiopharmaceuticals Parent isotope Thorium-228 can be stored (2 yr half-life) 212Pb purified from 228Th or 224Ra source in simple separation step Product Manufacturing 212Pb is Plentiful, Storable, Scalable & Suitable for Distributed Logistics Supply Chain for 212Pb Is Lower-Risk and More Robust Than Other Therapeutic Isotopes

Plentiful Supply: Naturally occurring, or produced as a waste product Chemical Separation: Allows for Ra-based generators of 212Pb 228Th Thorium 1.9 y 224Ra Radium 3.6 d 212Pb Lead 10.6 h 212Bi Bismuth 61 m Chemical Separation from 224Ra: Isotope used for manufacturing finished product High dose-rate alpha-emitting therapeutic isotope Multiple global suppliers including natural decay 2 year half-life allows stockpiling Half-life allows global distribution Weekly delivery of 224Ra enables daily 212Pb 3.6 day half-life allows local stockpiling Regional finished product manufacture Leverages existing networks for logistics 212Pb acts as in vivo “nanogenerator” of alphas Perspective’s chelator retains 212Bi in drug Isotope Decay Chain Dictates Supply, Purification, Manufacturing & Logistics Naturally Occurring Isotope Decay – No Irradiation Processes Required

212Pb Isotope Purification Without Just-in-time Irradiation Simple chemical separation technology of natural decay products de-risks supply chain

5.7” 11” VMT-𝛼-GEN Extensive feedstock from nuclear and mining waste material Long-term supply contract secured with US DOE On demand daily doses Auto-regenerates overnight ~1 week shelf life Small, Elegant 212Pb Isotope Generator Integrated lead shielded containment Simple inlet and outlet ports Radioactive feedstock for nearly 300 generators fits in a small vial 212Pb Supply via Reusable Desktop Isotope Generator

Commercial supply will require the use of an isotope production system of larger scale than the current 224Ra/212Pb generators The current isotope separation process remains highly scalable with larger activity levels Regional CDMOs will have capabilities to expand capacity as needed as more 212Pb products come on-line Current Process Scaled Commercial Process Generator manufactured and shipped to CDMO Generator eluted for 212Pb Isotope Large generator sited in-house at CDMO Generator eluted for 212Pb Logistics Isotope Synthesis & Dispensing Perspective Manufacturing Facilities / CDMO Sites Generator Manufacturer Perspective Manufacturing Facilities / CDMO with in-house 212Pb Generator Sites Radio-synthesis Module Dispensing Delivery Administration Scalable Manufacturing and Distribution Logistics Perspective’s plan to flexibly scale manufacturing to commercial levels

2014: 78 2024: 101 Infrastructure Modeling: Commercial History of PET Pharmacy Network Development Nuclear medicine capability filled in to meet demand as clinical adoption of ultra short half-life PET agents widened PET Pharmacies1 1 Company estimates There were 40+ million diagnostic nuclear medicine procedures performed in the US in in 2022 Multiple networks exist in a competitive environment of 100+ GMP PET radiopharmacies Distribution logistics are mature and well-developed Many of these diagnostic products have much shorter half-lives than 212Pb 2004: 41

228Th Thorium 1.9 y 224Ra Radium 3.6 d 212Pb Lead 10.6 h 228Th 224Ra 224Ra 224Ra 224Ra 224Ra 224Ra 212Pb 212Pb 212Pb 212Pb 212Pb Central continental supply Eluted weekly for 224Ra Distributed continentally Eluted daily for 212Pb Daily manufacture of finished doses Leverages existing networks for logistics Isotope Decay Chain Dictates Supply, Purification, Manufacturing & Logistics Naturally Occurring Isotope Decay – No Irradiation Processes Required Perspective’s vertically integrated isotope supply capabilities are designed to ensure full control of purification, manufacturing, quality processes, release criteria, and distribution of ready-to-inject product to clinical sites Slide depicts potential supply, purification, manufacturing and logistics chain based on Company plans and estimates

Planned/Existing Locations Population Radius 11 hr – 400 miles Somerset, NJ 75 m Chicago, IL 66 m Los Angeles, CA 48 m Houston, TX 37 m Potential Locations Atlanta, GA 57 m Orlando, FL 31 m Top 6 sites cover 300 million people + within a one half-life (11 hr) delivery radius1 Products can also be driven further or flown as necessary Additional manufacturing facilities currently being acquired and build-out planning underway CATX planned or existing manufacturing facility Proposed or existing alternative facilities (CDMOs etc) Regional Manufacturing Allows Commercialization of 212Pb-labeled Finished Products The “Network Effect” Ensures Reliable Commercial Supply For Ready-to-Inject Therapeutics Delivery radius (road) of existing CATX manufacturing facilities within 1 half-life of Pb-212 (11 hours) 1 Company estimates based on data from https://www.statsamerica.org/radius/big.aspx Representative delivery radius (road) of planned or potential manufacturing facilities within 1 half-life of Pb-212 (11 hours)

5 Issued Patents (Expiry in 2037 and 2040, with potential PTE) Composition of matter for melanoma targeted radiopharmaceutical compounds; methods of combination therapies; methods of creating radiopharmaceutical compounds using Pb-specific chelators  1 Allowed AU Patent Application (Expiry in 2039) methods of creating radiopharmaceutical compounds using Pb-specific chelator  44 pending patent applications (including 5 PCT, 33 national, and 6 provisional) Composition of matter and method of use on: Radiometal separation technology Chelators SSTR2, MC1R, FAP, and PSMA targeting radiopharmaceuticals Pre-targeting technology platforms Methods of treatment Perspective-owned/Exclusively-licensed IP IP Portfolio covers all aspects of radiopharmaceutical value chain Potential for Orphan Drug Designation Potential for U.S. FDA Priority Review Voucher: VMT-𝛼-NET is a candidate for pediatric neuroblastoma indication Strong Intellectual Property Portfolio

Funding into mid-2026 Strong Financial Position Cash, cash equivalents and short-term investments as of September 30, 2024 $267.8 million Share count as of September 30, 2024 67.6 million Outstanding common stock warrants & options as of September 30, 2024 7.7 million Outstanding pre-funded warrants as of September 30, 2024 3.2 million Based on our current plans, which include advancing current clinical programs based on readout, progressing multiple pre-IND assets towards clinical trials, as well as developing several regional manufacturing sites, we expect to have sufficient funding into mid-2026.1 1As of filing date of Company’s 3Q 2024 Form 10-Q, based on cash, cash equivalents and short-term investments as of September 30, 2024

Appendix

1Li et al., Cancers, Jul 22;13(15), 2021 α-particles are >7,000-fold greater in atomic mass More Powerful Effects Than Approved β Therapy Higher atomic mass Lethal double-stranded DNA breaks DNA repair mechanisms overwhelmed Precision Delivery Provides Targeted Cell Destruction Deposit energy over 3-5 cell diameters vs. beta particles (up to 200 cells) Evidence for antitumor response alone or in combination with immunotherapies Consistent with “Abscopal effect” observed with external beam radiation therapy Anti-Tumor Immune Response1 𝜶-Particles Have Superior Tumor Killing Properties vs. β-Particles 𝜶 β γ

Beta range (up to 200 cell diameters) Alpha particle range (up to 3 cell diameters) The destructive energy of an alpha particle is deposited within several cell diameters. A beta particle spreads its lower energy over a longer range Tumor Cells 10mm 𝛼 β ✚ - - - ✚ - - ✚ ✚ - ✚ - - ✚ 1mm - - - ✚ ✚ ✚ - - - ✚ ✚ - Normal Tissue ✚ - Cell 0.1mm - - Healthy tissue Tumor Lead-212 (212Pb): The Optimal Therapeutic Isotope Greater Therapeutic Energy Expected to Improve Outcome with Better Safety Profile

Ideal agreement between imaging and therapeutic compounds 203Pb and 212Pb matched pair Readily available isotope Generator produced Ideal chelator Proprietary chelator carries 0 net charge Rapid clearance from blood Conjugation to small peptides High tumor retention @24 hours High and sustained binding Short t-½ gives rapid effect while minimizing environmental impact Low hospital and patient impact for radiation safety No unsafe daughter isotopes Decays to cold Pb Solutions: 203/212Pb & Perspective Chelator Ideal Theranostic Requirements Lead (Pb): The Ideal Theranostic Isotope

Blood clearance: rapid Tumor accumulation: rapid Time Injected Dose Ensures efficacy Peptide Kinetics mAb Kinetics Blood clearance: extended Tumor accumulation: extended Time Injected Dose Potential for toxicity mAb Size: 150 kDa 10 nanometers Peptide Size: 1.5 kDa 10 nanometers Monoclonal antibodies Peptides Kinetics Tumor penetration: Low Clearance: Hepatobiliary (liver) Biological ½ Life Long Target affinity High Accumulation time: Extended Stability Questionable Production Manufacturing: Complex biological CoGs: High Kinetics Tumor penetration: High Clearance: Renal (kidneys) Biological ½ Life Short Target affinity High Accumulation time: Rapid Stability Excellent Production Manufacturing: Synthetic CoGs: Very low Peptides are Ideal Ligands for Radiopharmaceutical Therapy

1cancer.net; ; 2www.futuremarketinsights.com/reports/neuroendocrine-carcinoma-market; 3LUTATHERA PI; 4Strosberg et al (2021); 5Navalkissoor et al (2019) Projected to be $2.9 billion+ in 20292 Existing radiopharmaceutical treatment LUTATHERA® (Novartis) has an overall response rate (ORR) of only 13–17%, and no overall survival (OS) benefit3 Treatment depends on the type of tumor. Some approaches may include surgery, radiation, and chemotherapy Broad acknowledgment that targeted alpha therapies are needed to improve care5 NETTER-1 Study: Final overall survival4  ~12K new diagnoses annually in the US1 ~175,000+ people are living with this diagnosis in the US1 Significant unmet need: Market Opportunity VMT-𝛼-NET is Developed to Address the Unmet Need in NETs Current Standard of Care limited to subset of NETs patients

α α ꞵ α OH Potential for Off-Target Toxicity 221Fr Francium 5 Min 217Rn Radon 0.5 ms 213Bi Bismuth 46 m 209Pb Lead 3.3 h 213Po Polonium 4.3 µs 209TI Thallium 2 m α α α α α β β Isotope Supply Production 221Ra Radium 28 s 217At Astatine 32 ms 205Tl Thallium stable 209Bi Bismuth 2×1019 y β β α α α β Therapy 225Ac Actinium 10 d α 221Fr 217At 213Bi 213Po 225Ac Target Organs Liver Kidneys Alpha-particle emission imparts sufficient “recoil” energy to break chemical bonds 225Ac Isotope Decay Chain and Potential for Off-Target Toxicity

T0 Post Final Purification  Dose Vial 225Ac 225Ac  221Fr  217At  213Po  213Bi ß “Free” Radiometals: Labeled 4 hours. T4 4 h post Radiolabeling 221Fr+ 217At- 213Bi3+ 213Po2+ 225Ac Ac-225 Decay and Daughter Ingrowth 1 kBq 225Ac starting dose size. Hours Post Purification 0 2 3 4 5 6 1 4x more unlabeled daughter activity in about 4 hrs Isotope: Decay chain – Product implications Post final radiolabeling and purification, alpha and beta emitting daughters of 225Ac build up fast

Therapy 228Th Thorium 1.9 y 224Ra Radium 3.6 d 220Rn Radon 1 m 216Po Polonium 0.1 s 212Bi Bismuth 61 m 208Tl Thallium 3 m 212Po Polonium 0.1 µs 208Pb Lead Stable 212Pb Lead 10.6 h α α α α α α β β β Isotope Supply Production α β 212Pb 212Bi Perspective’s proprietary chelator retains 98% of 212Bi after transition in drug formulation Generic chelators leak the 212Bi alpha-emitting daughter up to 36%1 1Mirzadeh et al., Radiochimica Acta, 1993 Where the drug goes = where the alpha particle is deposited 212Pb Isotope Decay Chain and Importance of the Pb-Specific Chelator

212Pb Hits Tumors Hard and Fast and Disappears 212Pb is a “high dose rate” alpha emitter with a short half life – energy is deposited rapidly to tumor and then gone Comparative alpha Particle Decay Over Time1 Comparative alpha decays 0 ~80% of total 212Pb/212Bi alphas delivered to tumor within 24 hrs Hours Post administration 12 24 36 48 60 72 “Activity” is measured in decays per second, so depends on isotope half-life 212Pb will likely be administered at 20 times the 225Ac activity 1 Representative activity administrations only, based on clinical projections – company estimates ~6% of total 225Ac alphas within 24 hrs 225Ac is administered in smaller activities due to its 10 day half-life and the total alphas decays from its daughters 225Ac on tumor: It takes 23 days to deliver 80% of alphas Unbound alphas – potential for toxicity Most drugs stay bound to tumor for only a limited time – this directly affects the amount of radiation that can be delivered The effectiveness of longer-lived isotopes therefore diminishes over time the alphas are also removed from the tumor Delivering alphas faster whilst drug and isotope tumor retention is high enables a better therapeutic index: greater efficacy with less off target toxicity

Isotope: Decay chain – Biological Implications Isotope selection drives potential for off target toxicities 225Ac has potential for off target toxicity Decay products circulate and continue to emit radition 212Pb decay is limited to tumor Toxicity to liver and kidneys Recoil breaks chemical bonds

Clinical Trial Principal Investigators Renowned Experts in Radiotherapy Development Geoffrey B. Johnson MD, PhD Chair, Division of Nuclear Medicine Chair, PET/MR R&D Associate Professor Departments of Radiology and Immunology Mayo Clinic – Rochester, MN Vikas Prasad MD Professor of Radiology Associate Professor Radiology, Division of Nuclear Medicine Washington University in St Louis – St Louis, MO Yusuf Menda MD Professor of Radiology Chair, Division of Nuclear Medicine Project Leader Neuroendocrine Tumor SPORE University of Iowa – Iowa City, IA Zachary Morris, MD, PhD Professor of Radiation Oncology Associate Professor, Department of Human Oncology The University of Wisconsin – Madison, WI

Appendix: VMT-⍺-NET Additional Material and Data from Clinical Investigation at Fortis Memorial Research Institute, Gurgaon, India

NET Trials 177Lu-DOTATATE Study NETTER-1 (1) (2) RCT; randomized 2:1 N = 229 Dose Level (administered) 4 x Q8W  200 mCi Patient Population SSTR2+, GEP-NETs Prior PRRT 0% Median time from dx 3.8 years Performance Status Karnofsky Performance Scale Median was 90 Histology Well differentiated G1 (66%), G2 (35%) PFS Median 28.4 vs 8.5 months (3) ORR (CR/PR) 13% (1%/12%) vs. 4% (0%/4%) AEs (>20%) Nausea, vomiting, fatigue, diarrhea, abdominal pain, multiple laboratory abnormalities Grade 3+ (>10%) Lymphopenia (44%), GGT↑ (20%) Other notes 5 Lu-177 treated  patients withdrew due to renal-related events (1) US prescribing information; (2) DOI: 10.1056/NEJMoa1607427; (3) NANETS 2021; (4) DOI: 10.1016/S0140-6736(24)00701-3; (5) ASCO 2024; (6) ASCO 2024; (7) SNMMI 2024. No head-to-head studies between the products have been conducted. Given the different study designs and methods, cross-trial comparisons cannot be made. The information on this slide is not intended to promote the products referenced herein or otherwise influence healthcare prescribing decisions. The safety and efficacy of the agents under investigation have not been established. There is no guarantee that the investigational agents will receive regulatory approval or become commercially available for the uses being investigated. VMT-α-NET Investigator led research (7) N=13 4 x Q8W 67 µCi/kg  median 2.9 mCi SSTR2+ GEP-NETs, B-NETs, MTCs 62% N/A ECOG 0 (38%), 1( 31%), 2 (31%) Well differentiated G1 (15%), G2 (85%) Median 16.4 months 62% (0%/62%) confirmed >10 events: alopecia, anemia, fatigue, nausea Anemia (2 events) Transient dysphagia resolved without intervention 177Lu-DOTATATE 212Pb-DOTAMTATE 225Ac-DOTATATE NETTER-2 (4) RCT; randomized 2:1 N = 226 Phase I/II (5) Single arm N=44 ACTION-1 Phase Ib/III (6) Phase Ib: Single arm N=17 4 x Q8W  200 mCi  4 x Q8W 67 µCi/kg  4.7 mCi/70 kg 4 x Q8W 3.2 uCi/kg  0.23 mCi/70 kg SSTR2+, GEP-NETs SSTR2+, GEP-NETs  SSTR2+, GEP-NETS 0% 0% 100% 1.9 months 5 years 5 years Karnofsky Performance Scale 83% at 90-100 N/A ECOG 0 (59%), 1 (41%) Well differentiated G2 (73%), G3 (27%) Well differentiated G1 (18%), G2 (68%), G3 (7%) Well differentiated G1 (47%), G2 (53%) Median 22.8 vs 8.5 months 74.3% at 24 months NE (95% CI: 12 months, NE) 43% (5%/38%) vs. 9% (0%/9%) 56% 29.4% confirmed 41.2% (6%/35%) w/ unconfirmed Nausea, diarrhea Alopecia, nausea, fatigue, appetite↓, diarrhea, dysphagia, lymphocyte count↓, abdominal pain, vomiting, weight↓, blood glucose↑ Nausea, fatigue, weight↓, hyperglycemia, abdominal pain, constipation, vomiting, multiple laboratory abnormalities TEAE: 35% TEAE: 52% Lymphocyte count↓ (25%) TEAE: 53% Anemia (18%), lymphocyte count↓ (18%), creatinine clearance↓ (12%) Nephrotoxicities 13 (8.8%) vs. (2.0%) Dysphagia treated with Botox injection

Entry Criteria: [212Pb]VMT-α-NET mTPI-2 Phase 1/2a https://clinicaltrials.gov/study/NCT05636618 Adult (ages ≥18) subjects with NETs by local pathology. Locally advanced/unresectable or metastatic NETs. Radiological evidence of measurable disease by RECIST v1.1 criteria on CT with contrast or MRI of the areas of tumor involvement within 60 days of enrollment. Lesions must have shown radiological evidence of disease progression in the 12 months prior to enrollment. Demonstration of lesional SSTR2 expression using an FDA-approved somatostatin receptor PET imaging agent, i.e.[68Ga]DOTATATE, [64Cu]DOTATATE, or [68Ga]DOTATOC, (SSTR2 positivity defined as uptake > background liver) obtained and interpreted in accordance with product labeling and appropriate clinical use criteria within 12 months of enrollment. ECOG Performance Status 0-2. Subjects with HIV positivity are allowed if CD4 Count > 500 cells/μL. Concurrent SSA use while on protocol therapy is allowed provided that the subject: 1) has a functional tumor and 2) has previously demonstrated radiographic disease progression while on SSA therapy. Long-acting somatostatin analogues are allowed but should be withheld within 30 days prior to [68Ga]DOTATATE PET/CT (or another SSTR2-PET), if clinically possible. Short acting somatostatin analogues should be withheld for 24 hours. Progressive Disease on approved therapies other than radionuclide therapy. Must have clinically demonstrated adequate catecholamine blockade if catecholamine-secreting pheochromocytoma/paraganglioma tumors are present. Able to sign informed consent and comply with all study requirements. Life expectancy > 3 months. Known hypersensitivity to Octreotate, DOTATATE, or any of the excipients of [212Pb]VMT-α-NET. Active secondary malignancy. Pregnancy or breastfeeding a child. Febrile illness within 48 hours of any scheduled [212Pb]VMT-α-NET administration should be rescheduled > 48 hours after resolution of fever]. Treatment with another investigational drug product (therapeutic IND agents) within 30 days of anticipated treatment. Prior treatment with systemic PRRT based therapies Prior treatment with 90-Ytrium radioembolization must be completed at least 6 months prior to enrollment. External beam radiation therapy must be completed at least 30 days prior to enrollment. Prior treatment with systemic anticancer therapy must be completed at least 30 days prior to enrollment (except for SSAs in subjects with functional tumors). Major surgery must be completed at least 30 days prior to enrollment. Known brain metastases; unless these metastases have been treated and stabilized 6 months prior to enrollment and the subject has been off steroid support for at least 14 days prior to enrollment. Recently diagnosed and active infections requiring a time-limited course of antifungals or antibiotics in the 3 days prior to enrollment. Receipt of live attenuated vaccines in the 7 days prior to enrollment. Grade 3 nausea/vomiting or diarrhea within 72 hours of first scheduled dose despite adequate antiemetic and other supportive care Known medical condition which would make this protocol unreasonably hazardous for the subject. Medical history of a condition resulting in a severe allergic reaction such as anaphylaxis or angioedema to known components of the Investigational Product or excipients. Current abuse of alcohol or illicit drugs (exclusive of use of medically prescribed cannabinoids). Existence of any medical or social issues likely to interfere with study conduct or that may cause increased risk to the subject or to others, e.g., lack of ability to follow radiation safety precautions. QTc > 450 milliseconds for males and females. Abnormal laboratory values: Hemoglobin ≤ 9.0 g/dL Platelet Count ≤ 60,000/mm3 Absolute Neutrophil Count (ANC) ≤ 1,250/mm3 Calculated Creatinine Clearance < 60 mL/min *OR Total Bilirubin ≥ 2.0 x ULN** Albumin ≤ 2.8 g/dL AST/ALT ≥ 3.0 x ULN Inclusion criteria Exclusion criteria

MIP image Before Treatment MIP image After 2nd Treatment Liver Metastases after treatment with two doses Liver Metastases before treatment Significant Tumor Response After Two Doses Patient 3: Metastatic NET Pancreas with Liver Metastases

Tumor Before Treatment Tumor After Treatment Reduction in Size of Necrotic Masses After 2 Doses Patient 5: Pancreatic NET

Hemoglobin Levels Platelet Counts Serum Creatinine Total Leukocyte Count Favorable Safety and Tolerability Profile Four Months Post-Treatment (5 Patients)

Pre-Therapy Post-Therapy 79 year-male Metastatic Medullary Carcinoma thyroid Disease progression of TKI’s Received total 3 doses of [212Pb]VMT-α-NET therapy at an interval of 8 weeks (Cumulative dose 9.6 mCi) Shows Partial response for disease till date. Developed MDS on routine blood investigations Found positive for BCR-ABL gene Patient Profile No causal relationship could be established Serious Adverse Event in Patient 2 Myelodysplastic syndrome (MDS) Unrelated to Study Drug

25 year-male Metastatic NET-pancreas Long-standing disease (>6 years duration) Heavily pre-treated with Inj. Sandostatin and 4 cycles of 177Lu-DOTATATE along with CAPTEM regimen Received 1 dose of [212Pb]VMT-α-NET therapy (3.5 mCi) Acute Cardiac Event (Possible Carcinoid Heart Syndrome) Significant Tumor Burden - Possible Disease Progression Significant tumor burden Patient Profile No causal relationship could be established Serious Adverse Event in Patient 6 Acute Cardiac Event Unrelated to Study Drug

Appendix: VMT01

Refractory Metastatic Melanoma Trials (1) US prescribing information; (2) doi:10.1136/jitc-2022-005755; (3) doi:10.1200/JCO.22.02072; (4) doi:10.1200/JCO.21.00079; (5) doi:10.1038/s41591-023-02498-y; (6) https://www.onclive.com/view/second-line-nivolumab-plus-ipilimumab-improves-pfs-in-advanced-melanoma; (7) doi:10.1200/JCO.22.00221 No head-to-head studies between the products have been conducted. Given the different study designs and methods, cross-trial comparisons cannot be made. The information on this slide is not intended to promote the products referenced herein or otherwise influence healthcare prescribing decisions. The safety and efficacy of the agents under investigation have not been established. There is no guarantee that the investigational agents will receive regulatory approval or become commercially available for the uses being investigated. Lifileucel Relatlimab + Nivolumab Ipilimumab  Nivolumab Ipilimumab + Pembrolizumab Lenvatinib + Pembrolizumab Study C-144-01, open label (1) N=73 (65% of ITT) RELATIVITY-020, open label (3) N = 351 (D1) + 163 (D2) SWOG S1616, RCT (5) N= 68 (combo):23 (I only) Open label (4) N=70 LEAP-004, open label (7) N=103 Patient population Performance status ECOG: 0 (71%) D1 – ECOG: 0 (69%) D2 – ECOG: 0 (68%) ECOG: 0 (65%) n/a ECOG: 0 (60%) Median lines of prior tx 3 (2 prior I/O) D1 : 2 | D2: 3 n/a 1 2 Prior I/O (%) 100% 100% ~90% 100% 91% Prior BRAF inhibitor 27.4% (all BRAFm+) D1: 52 treated /68 BRAFm+ D2: 39 treated /62 BRAFm+ 1 pt in each arm 5 treated pre IO/20 BRAFm+ 35 treated / 38 BRAFm+ ORR 31.5% D1: 12% | D2: 9% 28% vs 9% 29% 21.4% DoR (months) NR (56.5% ≥ 6 months) D1: NR (6 months: 92%) D2: 12.8 (6 months: 85%) 40.9 months in the combo 47% ≥ 6 months w/combo 16.6 months 8.3 months SD 48% (2) D1: 29% | D2: 31% 20% vs 13% (6) n/a 45% mPFS (months) 4.1 (2) D1: 2.1 (6 months PFS: 29%) D2: 3.2 (6 months PFS: 28%) 3.0 vs 2.7 (6) 6 months PFS: 34% vs 13% 5 4.2 AEs Grade 3+ (>10%) Febrile neutropenia, pyrexia, infection, hypoxia, hypotension Any AE: 41% (D1), 43% (D2) TRAE: 15% (D1), 13% (D2) TRAE: 57% vs 35% Diarrhea TRAE: 27% TRAE: 46% Hypertension Notes Treatment related mortality: 7.5% Cytopenia ≥G3 ≥30 days: 45.5% AEs  discont: 12% (D1), 10% (D2) AEs  discont: 29% vs 17% AEs  discont: 13% AEs  discont: 8%

Entry Criteria: [212Pb]VMT01-T101 Phase 1/2a https://clinicaltrials.gov/study/NCT05655312 Ability to understand and willingness to provide informed consent, willingness to comply with all study procedures for the duration of the study Aged ≥ 18 years Diagnosed with unresectable Stage III or Stage IV metastatic melanoma Previously progressed (clinical or radiological progression) on at least one approved first-line therapy for metastatic melanoma Uptake of [68Ga]VMT02 or [203Pb]VMT01 by PET or SPECT imaging observed in at least one melanoma tumor site using quantitative imaging analysis compared to reference normal tissue Subjects on prior intravenous therapy (e.g., chemotherapy or checkpoint inhibitors), or prior oral therapy (e.g.,proto-oncogene B-RAF or mitogen-activated extracellular signal-regulated kinase inhibitors) who demonstrate MC1R positivity during screening are eligible for enrollment, provided that they undergo a wash-out period of 21 days, or 7 days, respectively, prior to Cycle 1 Day 1 treatment with [212Pb]VMT01. Presence of measurable disease by RECIST v1.1 assessed within 30 days prior to the first dose of [212Pb]VMT01 on Cycle 1 Day 1 Ability to lie flat and still for up to two hours for imaging scans; moderate conscious sedation allowed if indicated For females of reproductive potential: agree to use of highly effective contraception and refrain from donating eggs (ova, oocytes) for the purpose of reproduction starting from screening, during treatment with [212Pb]VMT01 and/or nivolumab, and for at least 6 months after the last dose of [212Pb]VMT01 and/or nivolumab, whichever is administered last For males of reproductive potential: agree to use of condoms or other methods to ensure effective contraception and refrain from donating sperm starting from screening, during treatment with [212Pb]VMT01 and/or nivolumab, and for at least 6 months after the last dose of [212Pb]VMT01 and/or nivolumab, whichever is administered last Eastern Cooperative Oncology Group performance score of < 2 at Screening Life expectancy of at least 3 months after Cycle 1 Day 1 Satisfactory organ function determined by laboratory testing Active secondary malignancy Prior systematic treatment with radioactive nuclides. Subjects who had localized treatment with radioactive nuclides or imaging using radioactive imaging agents may be enrolled Pregnancy or breastfeeding a child Any serious/active/uncontrolled infection requiring parenteral antibiotics within 2 weeks before the first administration of [212Pb]VMT01 Febrile illness within 48 hours of any scheduled investigational product ([212Pb]VMT01, [203Pb]VMT01, or [68Ga]VMT02) administration; subjects should be rescheduled > 48 hours after resolution of fever Treatment with another investigational drug product (therapeutic IND agents) within the last 45 days before the first dose of [212Pb]VMT01 on C1D1. Current abuse of alcohol or illicit drugs Existence of any medical or social issues likely to interfere with study conductor that may cause increased risk to the subject or to others, e.g., lack of ability to follow radiation safety precautions Additional exclusion criteria for subjects who will receive combination therapy with nivolumab: Untreated central nervous system (CNS) metastasis or metastasis requiring acute therapy of any modality. Subjects must have been either off corticosteroids, or on a stable or decreasing dose of prednisone (or equivalent) for at least 2 weeks prior to the first dose of [212Pb]VMT01 Concurrent malignancy requiring treatment or history of prior malignancy active within 2 years prior to the first dose of [212Pb]VMT01 Subjects with an active, known, or suspected autoimmune disease Subjects with a condition requiring systemic treatment with either corticosteroids or other immunosuppressive medications Acute or chronic hepatitis B (e.g., Hepatitis B surface antigen reactive), hepatitis C (e.g., HCV RNA [qualitative] is detected) or known history of Human Immunodeficiency Virus (HIV) with an acquired immunodeficiency syndrome Treatment with complementary medications (e.g., herbal supplements or traditional Chinese medicines) Existence of abnormal laboratory values in hematology, liver, and renal function Treatment with any live/attenuated vaccine within 30 days prior to the first dose of [212Pb]VMT01 Any treatment-related toxicities from prior systemic immune therapy with the exception of those unlikely to re-occur with standard countermeasures History of allergy or hypersensitivity to nivolumab or its components Inclusion criteria Exclusion criteria

Appendix: Preclinical Programs: Pre-targeting Platform

Peptide and peptide-like small molecules Rely on fast clearance from the body to reduce radiation dose to non-target tissues Typically clear through the kidneys Sometimes tumor retention is an issue Less suitable for long-lived isotopes Examples: LUTATHERA®, PLUVICTO®, VMT01, VMT-α-NET etc Blood clearance: rapid Tumor accumulation: Rapid but may not be sustained Time Injected Dose Peptide & Small Molecule Kinetics1 Pre-targeting Rationale: Current Radiopharmaceutical State of the Art Peptide-based radiopharmaceuticals are the most successful commercial radioligand products We believe peptides are the ideal targeting vectors for high dose-rate isotopes such as 212Pb, as the biological and radiation half-lives are matched 1Company Estimates

FDA has approved over 100 mAbs: 9 of the top 20 therapeutic products worldwide with more than $75 billion in sales (2021)1 ADCs are commercially successful (current market size approx $10 billion2) but some safety issues with Blackbox warnings3 Success of mAbs as vectors to target radiation has been limited (BEXXAR®, Zevalin®)4 Long circulation times increase off-target radiation toxicity to marrow and healthy organs compared to peptides or small molecules5 Tumor accumulation can be very high and retention long Very long list of targets for mAbs available Blood clearance: Extended Tumor accumulation: slow but high and durable Time Injected Dose mAb Kinetics6 Pre-targeting Rationale: mAbs Have Significant Role in Cancer Therapy Antibody Drug Conjugates (ADCs) are a successful high-growth product class but mAbs are not ideal radiopharmaceuticals Antibodies and antibody fragments have high and specific tumor uptake but clear slowly so are not ideal radiopharmaceuticals 1Mullard, Nat Rev Drug Discovery 2021; 2www.marketsandmarkets.com/Market-Reports/antibody-drug-conjugates-market-122857391.html; 3Nguyen et al, Cancers, 2023; 4www.nytimes.com/2007/07/14/health/14lymphoma.html; 5Rondon et al, Cancers, 2021; 6Company Estimates

Unpublished data, undisclosed target 48 hours post- injection 120 hours post- injection Observations Question? Specificity of mAbs: [203Pb]mAb SPECT Imaging Preclinical Example Is it possible to exploit the tumor targeting and uptake of mAbs, but retain the rapid clearance properties of peptides and small molecules? Precise tumor targeting Accumulation over days Residual radiation clears High-resolution image

Biokinetic Properties of mAbs are Ideal for Accumulation on Target Representative imaging across longer time frame demonstrates clearance and uptake kinetics 1O'Donoghue et al. J Nucl Med 2018 Long circulation time with little tumor uptake for the first 24 h High accumulation of mAb onto tumor with clearance from blood pool Patient with HER2 positive esophagogastric adenocarcinoma metastatic to liver, imaged with [89Zr]trastuzumab1

1Bodet-Milin et al., JNM 2021 Immuno-PET/CT with anti-CEA BsmAb and 68Ga-IMP288 peptide showing pathological lesions with heterogeneous SUVmax ranging from 3.0 to 20.1 Maximum-intensity-projection (MIP) image (A) showed several pathological lesions On the fusion axial images, arrows located mediastinal nodes (B), subcutaneous lesions (C), and bone metastasis (D) Compelling Proof of Concept for pretargeting, but this system lacks broad “modularity” Promise of Pre-Targeted Approach – Clinical Data 68Ga-IMP288 – Images ≥ 24 hours following Anti-CEA Bispecific mAb1

Jallinoja et al. J Nucl Med. 2021. Clinically Evaluated (Phase I / II) Preclinically Evaluated only Not Modular Immunogenic Four platforms reported prior to 2021 3 of 4 have been promising preclinically All face specific hurdles for widespread clinical use: Lack of "modularity“ Immunogenicity Poor tumor uptake Stability Common hurdle = use of clearing agents Current state of the art B. Streptavidin - Biotin D. Click Chemistry Unstable A. Bispecific Antibody – Hapten (eg SADA) C. Oligonucleotide Hybridization OR + + + + State of the Art in Pre-Targeting for Radiopharmaceuticals Review of current state of the art technology platforms

Jallnoya et al., JNM 2021 First synthesized 1905 (Behrend, Germany) Structure described analytically 1981 Named after the pumpkin family Cucurbitacea Cucurbit[7]uril (CB7) modified antibody (mAb) OR HOST An ideal pretargeting agent: High in vivo stability Modular Non-toxic Non-immunogenic No need for a clearing agent Perspective Pre-Targeting Platform: Host - Guest Chemistry After exhaustive review of State of the Art, Perspective chose CB7 (Host) - Adamantane (Guest) System

Unpublished data Perspective Pre-Targeting Platform: Host - Guest Chemistry and in vivo Experiment Synthesized the Guest as an adamantane-PEG3-PSC (Perspective’s proprietary chelator) 6-day lag time demonstrates stability of the CB7 Terrific Tumor:Normal ratios Very low kidney/liver retention High tumor targeting Blood clearance of the radioligand a little slow System optimization underway First in vivo Experiment: Observations

Unpublished data Perspective Pre-Targeting Platform: Host - Guest Chemistry in vivo Imaging Experiment Representative images of ligand during optimization process 4 hours post guest 8 hours post guest 24 hours post guest MIP coronal MIP coronal MIP coronal Host is a mAb targeting Carcinoembryonic Antigen (CEA) Guest is an adamantane-PEG3-NOTA labeled with 64Cu 72 h lag time post Host administration

Bosi et al., EJ Cancer 2023 54 distinct cell surface targets Li et al., Cancers, 2022 371 target membrane protein-coding genes Subbiah, Curr. Probl. Cancer, 2021 13 ADC targets – compared to radiopharmaceuticals Vast number of mAbs that are humanized and have been in human clinical trials Many have failed as Antibody Drug Conjugates and unmodified ligand may be available for licensing These mAbs bind in general with high affinity and specificity to their tumor targets Opportunity to significantly increase potency of these molecules Many mAbs with Clinical Data Perspective Pre-Targeting Platform: Significant Opportunity to Expand into “ADC” space Vast number of mAb targets and ligands available to exploit Expansive Range of Targets Available Perspective’s pre-targeting platform has the potential to transform a large range of existing molecules and targets into “radio-ADCs” with superior efficacy and reduced toxicity

Appendix: Prostate Cancer Program – PSV40X

Typical Theranostic Approach : One Molecule, One Chelator, One Isotope Separate But Chemically Identical Molecules Labeled with Either 203Pb or 212Pb for Imaging and Treatment, Respectively Note: One chelator One isotope Unpublished data

Enables the same molecular entity to treat with lead-212 (212Pb) and image by PET with Copper-64 (64Cu) Co-labeled with non-radioactive Pb provides identical biodistribution, allowing reliable dosimetry using 64Cu Technology Licensed from Mayo Clinic January 20241 IND-enabling studies underway First in human data to follow Two chelators on one targeting ligand Each can be labeled with stable or radioactive atoms PSV401 DoubLET1,2: One Molecule, Two Chelators, Four Possible Isotopes One Molecule Labelled with Two Elements at Once, with Isotope Selection Determining Diagnostic or Therapeutic Targeting ligand 64/67/natCu 203/212/natPb Therapeutic or Diagnostic Diagnostic or Therapeutic Linker Different Chelators Prostate Specific Membrane Antigen (PSMA) 1PSV401 is also known in the literature/Mayo documentation as NSN24901 or AlphaPET-PSMA01. 2. DoubLET trademark and patent pending

1www.cancer.org/cancer/types/prostate-cancer/about/key-statistics.html; 2www.precedenceresearch.com/prostate-cancer-market; 3PLUVICTO PI; 4Novartis AG Q3 2023 Earnings Call Transcript 5Sartor et al (2021); 6www.urotoday.com/clinical-trials/from-the-editor/142064-targeted-alpha-therapy-for-prostate-cancer-the-next-generation-of-alpha-emitting-radiopharmaceuticals.html; 7Langbein et al (2022) Projected to be $27.5 billion+ in 20322 Existing radiopharmaceutical treatment PLUVICTO® (Novartis) has an overall response rate (ORR) of 30%, and an overall survival (OS) benefit of 4 months3 PLUVICTO® expected to reach sales ($1B plus) in only 2nd year on market4 Treatment depends on the stage of tumor. Typical approaches include surgery, radiation, chemotherapy and androgen-deprivation therapy Broad acknowledgment that targeted alpha therapies are needed to improve care6 Salivary gland toxicity (xerostomia) is a common adverse side effect of PSMA targeted RPT (≅ 40%) and negatively impacts quality of life7 VISION Study: Overall survival5  ~288K new diagnoses annually in the US1 ~3.3M+ men living with this diagnosis in the US1 ~35K deaths annually in the US1 Significant Unmet Need: Market Opportunity: PSV401 Has Potential to be “Best-In-Class” Prostate Cancer Targeted Alpha Therapy Current Standard of Care with Beta-Based Radiopharmaceutical Therapy (RPT) Still Requires Improvement

PSMA+ LNCaP tumor model suggests [64Cu]PSV401 targets tumor rapidly – suitable for diagnostic or treatment monitoring Imaging product also indicates effective renal clearance and no other dose-limiting organs, essential for targeted alpha particle therapy Key Takeaways PSV401: Preclinical 64Cu PET Imaging Data Showing Tumor Uptake Rapid Tumor Uptake and Effective Renal Clearance with Radioactive Imaging Isotope 1 1Johnson et al., RPT Interest Group June 7 2023 https://rrp.cancer.gov/working_groups/AlphaPET-RPT_Int_group_lecture.pdf

PSV401: Preclinical Comparison to Industry Standard1 [64Cu]PSV401 Compares Favorably to FDA-Approved Imaging Agent [68Ga]PSMA-11 (ILLUCCIX®, Telix)2 [64Cu]PSV401 [68Ga]PSMA-11 1LNCaP tumor athymic nude mice 2Johnson et al., RPT Interest Group June 7 2023 https://rrp.cancer.gov/working_groups/AlphaPET-RPT_Int_group_lecture.pdf Note absence of salivary gland (SG) uptake with PSV401

PSV401: Preclinical Comparison to Industry Standard [64Cu]PSV401 Significantly1 Improved Uptake/Clearance Compared to [68Ga]PSMA-112 Tumor Retention 1* indicates p < 0.05 [64Cu]PSV401 vs [68Ga]PSMA-11 (all data sets as indicated) 2Johnson et al., RPT Interest Group June 7 2023 https://rrp.cancer.gov/working_groups/AlphaPET-RPT_Int_group_lecture.pdf; 3SUV = Standardized Uptake Variable [68Ga]PSMA-11 [64Cu]PSV401 Kidney Retention Salivary Gland Retention [68Ga]PSMA-11 [64Cu]PSV401 [68Ga]PSMA-11 [64Cu]PSV401 Time (min) Time (min) Time (min) PSMA+ Tumor SUV3 Kidney SUV2 Salivary Gland SUV2 Key Differentiation to Competitors Higher tumor accumulation/retention Significantly lower salivary gland uptake and retention Significantly lower kidney accumulation and retention Larger therapeutic window (greater efficacy and reduced toxicity)

All imaging performed with [64Cu]PSV401 microPET Treatment of PSMA+ prostate cancer xenograft with [212Pb]PSV401 reduced tumor size 38% in 3 days and complete response after 9 days Additional preclinical work underway Preclinical [212Pb]PSV401 Therapy Preliminary [212Pb]PSV401 Data Shows Potential to Effectively Kill Tumors 1 1Johnson et al., RPT Interest Group June 7 2023 https://rrp.cancer.gov/working_groups/AlphaPET-RPT_Int_group_lecture.pdf 18 Days Post [212Pb]PSV401 Dose 2 Days Prior to [212Pb]PSV401

Appendix: Manufacturing, Production and Logistics of 212Pb-labeled Therapeutics

228Th Thorium 1.9 y 224Ra Radium 3.6 d 212Pb Lead 10.6 h 212Bi Bismuth 61 m Perspective currently has a 10 year supply agreement with US Department of Energy Produced as a waste by-product from isotope 223Ra (Xofigo) manufacture Irradiation to produce very large quantities (100s of Ci) in a high-flux reactor can be performed every 6-12 months in a single batch, or as needed 2-year half-life allows stockpiling and de-risks the supply chain 8+ suppliers identified across the globe 224Ra grows in naturally (without irradiation) from 228Th decay 228Th half-life of 1.9 years allows long term storage and extraction of daughter 224Ra Parent Isotope Source Key Isotopes for Supply: 228Th and 224Ra

Flexible and Scalable Isotope Supply 224Ra Enables Regional Manufacturing Hubs 228Th Thorium 1.9 y 224Ra Radium 3.6 d 212Pb Lead 10.6 h 212Bi Bismuth 61 m 212Pb grows in naturally (without irradiation) from 224Ra decay 224Ra half-life of 3.6 days allows weekly shipments to regional manufacturing sites Perspective’s proprietary VMT-𝛼-GEN enables shipping of isotope and purification of 212Pb in one package, simplifying supply VMT-𝛼-GEN generator technology scales for commercial production Extremely pure isotope allows straight-forward production process Regional manufacturing sites will not require licenses for any long-lived isotopes, reducing costs and waste concerns Other 212Pb production processes are possible Perspective’s proprietary VMT-𝛼-GEN enables shipping of isotope and purification of 212Pb in one package, simplifying supply

Parent Isotope Source Storage of Th-228 (half-life of 1.9 years) allows for “on-demand” purification of Ra-224 and Pb-212 There are multiple purification/production methods for Th-228 with different starting materials and processes including Ra-228 generators (half-life 5.7 years) Ra-224 (half-life 3.6 days) allows for continental shipping of material to network of finished product manufacturing sites (CDMOs) A weekly supply of Ra-224 can be purified daily to produce batches of Pb-212 Key Isotopes for Supply: Th-228 and Ra-224 Ra-224 grows in naturally (without irradiation) from a Th-228 “source” Pb-212 grows in naturally (without irradiation) from a Ra-224 “source”

228Th Replenishment 4 Ci per year 100,0001 Finished Doses per year 212Pb Dose Modeling from Parent Isotope Replenishable 228Th stockpile ensures supply of commercial quantities of 212Pb for finished dose manufacture1 Perspective Stockpile1 10 Ci 228Th Thorium 1.9 year 212Pb Lead 10.6 h Purification Manufacturing Hospital 1 Approximations based on company estimates

Thorium-228 is available as a natural isotope but is also produced as a waste product from the nuclear fuel cycle, and as a result of production of therapeutic isotope Ra-223 (marketed as Xofigo, Bayer) Both Ac-227 (the parent isotope of Ra-223) and Th-228 are created when DOE’s ORNL irradiates radium-226 in the High Flux Isotope Reactor.1 The DOE therefore has 10s of curies of Th-228 available in a highly purified form Perspective Therapeutics estimates that such current quantities would suffice for approximately 150,000+ patient doses per year Perspective has a long-term supply agreement with the DOE for supply of Th-228 Large quantities of precursor Th-228 available The availability of parent isotope in large quantities significantly de-risks supply of Pb-212 as a therapeutic isotope. In addition, it provides methodological flexibility for Pb-212, as there are many processes available for large-scale purification. Michael Schultz, PhD Co-Founder and CSO 17+ years industry and research experience in radiopharmaceuticals Produced as a waste product, 10s of Ci available Pb-212 sourced as an emanation product in some systems Allows for Ra-based generators of Pb-212 Commercial Production and Distribution of 212Pb-labeled Finished Radiopharmaceuticals – March 2023 Natural decay, no input needed Parent Isotope Supply 1. https://www.ornl.gov/news/thorium-228-supply-ripe-research-medical-applications

Pb-212 Isotope Purification Multiple purification paths to Pb-212 available Similar in size to Ga-68 generators Useful for preclinical R&D and clinical trials Nimble, portable supply available for either local or regional production Typically chromatography column based Using Ra-224 as parent Shelf life approx. 1-2 weeks 1-2 doses per batch per day Examples: DOE VMT-α-GEN “Desktop” generators Useful for clinical trials & limited commercial production Non-portable, fixed location within hot cell in local production facility Gas-phase separation of the Rn-220 Shelf life approx. 1 year 1-3 doses per batch per day Examples: Advancell, ARTBio, others Hot cell-sized generators For commercial production Non-portable, fixed location within hot cell in regional production facility Either chromatography or gas-phase separation using Th-228 or Ra-224 source Permanent installation, topped up with Th-228 approx every 3 to 6 mo or Ra-224 weekly Questions about scalability and licensing Examples: Multiple In development Small scale Medium scale Commercial scale The production of Pb-212 is inherently scalable to demand, flexible due to different purification schemes and cost-effective due to existing isotope availably. This contrasts with other alpha-emitting isotopes which require large infrastructure to produce and purify.

Single centralized manufacturing facility Suitable for longer half-life isotopes (eg 177Lu, 131I, 225Ac, 67Cu) Allows for national/international production Shipping of finished product typically requires air and road transport Single point of failure (eg Novartis’ PLUVICTO® production issues) National network of manufacturing facilities Suitable for shorter half-life isotopes (eg 212Pb, 211At) Requires multiple manufacturing sites for regional finished product Shipping of finished product typically road transport No single point of failure Allows for flexibility and redundancy, improving reliability of supply Redundancy fills in to meet demand vs. Centralized vs Distributed Network Production Networked production is more reliable and utilizes existing logistics for distributed supply 1 The national network of manufacturing facilities is based on current company plans

Isotope: Availability and Scalability at Clinical Development Stages Isotope Production methods Large, centralized capital-intensive infrastructure such as reactors, cyclotrons, LINACs etc. Suitable for longer half-life isotopes (eg. Lu-177, I-131, Ac-225, Cu-64/67, Pb-203 etc.) Allows for national/international production, shipping of finished product Somewhat vulnerable as redundancy can be expensive Large capital investment required (subsidized by government currently) Generator-based supply that can be deployed locally or regionally (portable or in-house permanent installation) Suitable for shorter half-life isotopes with appropriate decay schemes (eg. Tc-99m, Pb-212, Ga-68) Requires multiple manufacturing sites across a network & local/regional finished product Allows for flexibility and redundancy, improving reliability of patient dose supply vs. 7.75” 3.5” Can be scaled for multi-dose manufacture at regional facilities or CDMOs with in-house Pb-212 generator: Perspective’s approach for commercialization or

Isotope and Finished Product Landscape: Commercial Supply Centralized Isotope and Manufacturing - Competitors Pb-212-labeled Commercial Perspective Products Parent Isotope Source Isotope Production Method Purification of Isotope Isotope Shipping Finished Product Manufacturing Logistics Summary Functions are assigned and employees are trained based on function. Team/organization responsible for QA duties. Operations performed in defined areas. Air quality defined for production areas i.e. ISO 6, airlocks. Initials and signature of person performing work required. Initials and signature of 2nd person for verification required. Th-228 available in very plentiful, pure supply Allows for stockpiling of precursor parent isotope No need for irradiation – Th-228 decays to Ra-224 and Pb-212 Occurs on-site prior to finished product within existing Perspective or CDMO facilities (commercial) Parent isotope at site already (commercial) Distributed network of scalable regional manufacturing sites Distributed by regional facilities Short supply chains, vertical integration of activities, simple processing, greater redundancy, less capital intensive, more environmentally friendly, scalable to demand Lu-177: Ytterbium-176 is expensive. Limited supply from Russian sources. Purification is a cumbersome process Ac-225: Limited access to parent supplies such as Ra-226, U-233 Multiple production methods available, some lead to contaminants Typically requires dedicated nuclear reactors or large accelerators Extremely large hot cells required for initial separation Can be off site at third parties in dedicated facilities Isotope frequently shipped to site for finished product manufacture Typically centralized at one large site Distributed nationally Long supply chains, higher 3rd Party risk, complex processing, less redundancy, more labor and capital intensive, less environmentally friendly, not scalable to demand Cost High-mid vs Low High-mid vs Low High vs Mid Similar (1 $$$ site vs multiple $) Mid vs Low Similar Higher up front for centralized approach, but similar costs post finished product